© 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL Plasma Product Biotechnology Conference  2022 Christoph Bausch, PhD, Chief Operating Officer Phase 2 Efficacy and Safety of Two Novel  SAB Immunotherapies Against Respiratory Disease  Indications Associated with Highly Mutating Viruses  SAB-185: A SARS-CoV-2 Immunotherapeutic SAB-176: A Pan Influenza Immunotherapeutic EXHIBIT 99.2

Forward Looking Statements 2 The material in this presentation has been prepared by SAB Biotherapeutics, Inc. (SAB) and is general background information about SAB’s activities current as of the date of this presentation. This information is given in summary form and is not intended to be complete. Information in this presentation, including financial forecasts, should not be considered advice or a recommendation to investors or potential investors in relation to holding, purchasing or selling securities or other financial products or instruments and does not take into account any particular investment objectives, financial situation or needs.   This presentation may contain forward looking statements including statements regarding our intent, belief or current expectations with respect to SAB’s businesses and operations, market conditions, results of operations and financial condition, capital adequacy, specific provisions and risk management practices. Readers are cautioned not to place undue reliance on these forward-looking statements. SAB does not undertake any obligation to update any information herein for any reason or to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events. While due care has been used in the preparation of forecast information, actual results may vary in a materially positive or negative manner and the presentation may contain errors or omissions. Forecasts and hypothetical examples are subject to uncertainty and contingencies outside SAB’s control. Past performance is not a reliable indication of future performance.   Unless otherwise specified, information is current at the date hereof, unless specifically noted. © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

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# DiversitAb™ Platform is Clinically Validated Across Several Targets

SAb BIOTHERAPEUTICS

| | |
|---|---|
| 3 INDs & 1 CTA | Filed in US and ex-US |
| 7 Clinical Trials | Span from Phase 1 to Phase 3 across 3 indications |
| Public Collaborations | DoD, BARDA, NIH NIAID, Naval Medical Research Center, USAMRIID |
| Academic Collaborations | Brigham and Women's Hospital, Harvard, University of South Dakota, University of Pittsburgh |

**Referenced Trials:**

- Safety, Tolerability, and Pharmacokinetics of SAB-176 in Healthy Participants – Full Text View - ClinicalTrials.gov
- Study of SAB-176 in Healthy Adult Participants - Full Text View - ClinicalTrials.gov
- Safety, Tolerability, and Pharmacokinetics of SAB-185 in Healthy Participants – Full Text View - ClinicalTrials.gov
- Safety, Tolerability, and Pharmacokinetics of SAB-185 in Ambulatory Participants With COVID-19 - Full Text View - ClinicalTrials.gov
- ACTIV-2: A Study for Outpatients With COVID-19 - Full Text View - ClinicalTrials.gov
- Safety, Tolerability, and Pharmacokinetics of SAB-301 in Healthy Adults – Full Text View - ClinicalTrials.gov

© 2022 SAB BIOTHERAPEUTICS, INC.

Robust Biologic Pipeline with Broad Polyclonal Therapeutic Reach © 2022 SAB BIOTHERAPEUTICS, INC.

SAB-185 Anti-SARS-CoV2

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# DiversitAb™ Rapid Discovery and Development Process for SAB-185

SAb BIOTHERAPEUTICS

**Project Start to IND Filing <125 Days, and First Subject In <160 Days**

**Project Start to Ph 3 <2 Years**

Mar 2020
Program Start

Initial Antigen Development & Production (04Mar2020)

TcB Immunizations (31Mar2020)

Initial plasma collections

Initial Manufacturing Began (25May2020)

Non-clinical Studies Began (02Jun2020)

IND Filed (06Jul2020)

Phase 1 FSI in HV (10AUG2020)

Phase 1b FPI in COVID19 Patients (18AUG2020)

Apr 2020 – Dec 2020

Phase 2b FPI 3 Arm (Low & High Dose) PBO controlled (04APR2021)

Phase 3 FPI (29SEP2021)

Jan 2021 – Dec 2021

Discovery & Initial Antibody Production

Clinical Development

© 2022 SAB BIOTHERAPEUTICS, INC.

SAB-185 Neutralization Potential vs. the Munich Variant (Spike D614G) and Other Variants © 2022 SAB BIOTHERAPEUTICS, INC. 7

SAB-185 Protects Recombinant hACE2 Hamsters from Mortality and/or Severe Morbidity from SARS CoV-2 Variants Including Omicron © 2022 SAB BIOTHERAPEUTICS, INC. 8 SAB-185 protection from mortality in hamsters challenged with six variant SARS CoV-2 isolates SAB-185 protection from weight loss in hamsters challenged with six variant SARS CoV-2 isolates SAB-185 protection from Weight Loss in hamsters challenged with Omicron variant SA

Addresses Escape Mutants: SAB-185 Superior to Monoclonal Antibody 9 WASHINGTON UNIVERSITY SCHOOL OF MEDICINE–ST. LOUIS; 15 JAN 2021 Escape Mutants No Escape Mutants SAB-185 Targeted High-Potency Polyclonal Mixture Monoclonal Ab LOT 1 LOT 5 LOT 6 No Antibody 2H04 E484K E484A F486S © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL Selection for VSV-SARS-CoV-2 Wild Type Escape Mutation

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# Phase 2 Data from NIH ACTIV-2 Trial Confirms SAB-185 Met Virology Endpoints for Graduation to Phase 3

SAb BIOTHERAPEUTICS

## Viral load reductions of ≥0.5 $log_{10}$ for both lower and higher dose at Day 3

INTERIM ANALYSIS

| | LOW-DOSE (3,840 UNITS/KG) | HIGH-DOSE (10,240 UNITS/KG) |
|---|---|---|
| Difference from PBO for RNA level ($log_{10}$ copies/ml) | 1.48 | 0.67 |
| Minimum RNA level difference ($log_{10}$ copies/ml) | 0.5 | 0.5 |
| Minimum Posterior Probability | 0.6* | 0.6* |
| Actual Posterior Probability | 0.91 | 0.75 |

* The choice of 0.6 for this Bayesian probability indicates that there is a 3 to 2 odds of the agent being better than placebo by the desired amount (≥0.5 $log_{10}$ /ml) for the outcome measure.

## Sub-analysis** of viral load reduction shows pronounced impact in small subset of high-risk patients given either lower or higher dose



Low Risk / Low Dose
Low Risk / High Dose
High Risk / Low Dose
High Risk / High Dose

** Results shown are not statistically significant

© 2022 SAB BIOTHERAPEUTICS, INC.

NIH NIAID (ACTIV) IN COLLABORATION WITH THE AIDS CLINICAL TRIALS GROUP (ACTG)

SAB-176 Pan Influenza Therapeutic

Targeted Product Profile and Administration Routes 12 © 2022 SAB BIOTHERAPEUTICS, INC. Treat high-risk influenza adult patients prior to the development of severe disease: Adults 65 years of age and older Immunocompromised due to a disease or medications (autoimmune, cancer, etc.) Patients with respiratory, cardiovascular, kidney, metabolic, neurological disorders Pre- and post-exposure prophylaxis of high-risk patients and critical services personnel High-risk patients in nursing homes/assisted living Hospitalized First responders/military/medical providers Critical infrastructure operators Administration Routes Intravenous Subcutaneous and Intramuscular administration in development

B/Florida/04/2006 Challenge strain SOURCE: NEXTFLU AT HTTPS://NEXTFLU.ORG/VIC/12Y/ Antibodies produced to B/Phuket/3073/2013 –like virus protected against B/Florida/04/2006 2006 2017 B/Phuket/3073/2013 Vaccination strain Highly-Mutational Influenza Virus BYAM PHYLOGENIC TREE 100% Protection at All Dose Levels in Influenza Mouse Challenge * x Adaptive & Cross Reactive to Mutating Strains Efficacy Against Mutational Drift 13 © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

H1N1 H3N2 B-Vic B Yam Sample Started  at 5mg/ml A/California/ 4/2009 (Pandemic Strain) A/Michigan/ 45/2015 A/Brisbane/02/2018 A/Guangdong-maonan/2019 A/Singapore/INIFMH-16-0019/2016 A/Kansas/14/2017 A/Hong Kong/45/2019  B/Maryland /15/2016 B/Colorado/ 06/2017 B/Washington/02/2019  B/Phuket/ 3073/2013 B/California/ 12/2015 Anti-Influenza (Tc Bovine-derived quadrivalent hyperimmune) SAB-176  1:1,024 1:512 1:512 1:512 1:512 1:512 1:256 1:256 1:256 1:128 1:256 1:128 32X 16X 16-32X 16-32X 8-32X 16-128X 16-32X 16-32X 16-32X 16-32X 32X 16-32X Anti-Influenza hIVIG (human-derived) 2018 1:32 1:32 1:32 1:32 1:64 1:32 1:16 1:16 1:16 1:8 1:8 1:8 2017 1:32 1:32 1:16 1:16 1:64 1:32 1:16 1:16 1:16 1:8 1:8 1:8 2013 1:32 1:32 1:32 1:16 1:16 1:4 1:8 1:8 1:8 1:4 1:8 1:4 Negative Control Antibody NC Ab  <1 <1 <1 <1 <1 <1 <1 <1 <1 <1 <1 <1 18-21 18-19 19-20 20-21 Vaccine strain (season): SAB-176 protects against seasonal and pandemic influenza vaccine strains  past & future non-vaccine strains Highly-Potent: Exceeds Titers of Human Hyperimmune IVIG by up to 128X SAB-176 purified from TcB plasma vaccinated with 18-21 vaccine strain HUBER LAB, USD, JUL 2021   © 2022 SAB BIOTHERAPEUTICS, INC.

Trial Design and Methods 15 © 2022 SAB BIOTHERAPEUTICS, INC. Trial design: Randomized, Double-Blind, Placebo-Controlled Influenza Challenge Study Study sample size:  60 Healthy volunteers, 18-45 years of age Study flow: Participants were admitted into the hVIVO facility 2 days prior inoculation and were quarantined for up to 11 days (Day -2 to 8) with Influenza challenge occurring on day 0 and SAB-176/placebo infusion on day 1. Participants were discharged on day 8. Participants returned for 1 outpatient visit on day 28.  Subjects were randomized 1:1 prior to receive SAB-176 or matching placebo 20-24 hours after influenza challenge.  Challenge virus: A previously utilized Influenza pandemic H1N1 A/California/2009-like challenge virus was produced by Meridian Life Sciences under Good Manufacturing Practices (Watson et al., 2015; Leibowitz et al., 2020) Investigational treatment: Participants received 25 mg/kg of SAB-176 diluted in normal saline at a concentration of 20 mg/ml or an equivalent volume of normal saline (placebo) in a single IV infusion.  EudraCT # 2021-001254-56  ClinicalTrials.gov number NCT04850898

Primary and Selected Secondary Outcome Measures 16 © 2022 SAB BIOTHERAPEUTICS, INC. Primary Outcome Measure: Area under the viral load-time curve (VL-AUC) of Influenza A/California/2009 H1N1 virus as determined by qRT-PCR on nasal samples of SAB-176 when compared to placebo. [Time Frame: 8 Days ] Selected Secondary Outcome Measures: Area under the curve over time of total clinical symptoms score (TSS-AUC) as measured by graded symptom scoring system (categorical and visual analogue scales) to evaluate the effect of SAB-176 in reducing symptoms due to Influenza A/California/2009 H1N1 virus compared to placebo. [Time Frame: 8 Days ] Duration of influenza quantifiable by cell culture measurement to evaluate the effect of SAB-176 in reducing viral loads in cell culture due to Influenza A/California/2009 H1N1 virus, compared to placebo. Safety

Emerging Safety Profile 17 © 2022 SAB BIOTHERAPEUTICS, INC. Overall, the challenge virus inoculation and subsequent single IV infusion of SAB-176 were safe and well tolerated. There were no SAEs in this study, no AEs leading to early withdrawal from the study, and none of the AEs were of grade 3 or higher in severity. The incidence of AEs was similar between the treatment groups: 18 (60.0%) participants in the SAB‑176 group reported 27 AEs and 16 (53.3%) participants in the placebo group reported 23 AEs from viral challenge (Day 0) onwards. Most TEAEs were reported in the SOC general disorders and administration site conditions (8 TEAEs in 5 [16.7%] participants in the SAB-176 group, and 1 TEAE in 1 [3.3%] participant in the placebo group). Almost all TEAEs were mild in intensity. One TEAE of neutrophil count decreased in the SAB-176 group and 4 TEAEs (ALT increased [n=1], lymphocyte count decreased [n=2], and rash [n=1]) in the placebo group were moderate in intensity. TEAEs that were at least possibly related to the study treatment were reported by 2 (6.7%) participants in the SAB‑176 group (1 TEAE of blood pressure systolic decreased and 1 TEAE of paraesthesia) and by 4 (13.3%) participants in the placebo group (1 TEAE of rhinorrhoea, 1 TEAE of ALT increased, 1 TEAE of pain in extremity, and 1 TEAE of procedural hypotension).

SAB-176 Met the Primary Endpoint of Viral Load and Secondary Endpoint of Symptom Reduction Achieved Statistically Significant (p = 0.026) Reduction in Viral Load Mean Viral Load by Nasal Samples qRT-qPCR by Day Relative to Viral Challenge 18 Mean Total Symptom Score by Day Relative to Viral Challenge SAB-176 Achieved Statistically Significant (p = 0.013) Improvement in Symptomology at Day 4 © 2022 SAB BIOTHERAPEUTICS, INC.

19 © 2022 SAB BIOTHERAPEUTICS, INC. Kaplan-Meier Time to Resolution of Positive Viral Cultures Following First Positive Culture Starting 2 Days After Intranasal Viral Challenge Shortened time of viral shedding, as measured by lack of culturable virus

20 © 2022 SAB BIOTHERAPEUTICS, INC. Conclusions SAB-176: A novel pan influenza polyclonal immunotherapeutic Demonstrates significant HAI titers to multiple Type A and B and pandemic influenza strains In response to pandemic H1N1 viral challenge met primary endpoint of reducing nasopharyngeal viral load as determined by qRT-PCR Met secondary endpoint of reducing symptoms Shortened the time of infectious viral shedding, as measured by inability to culture virus in vitro IV infusion of SAB‑176 appeared to be safe and well tolerated. The incidence of AEs was similar between SAB-176 and placebo. Next step is conducting a Phase 2b dose-range finding study in influenza patients at high risk of developing severe influenza complications